UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 11/30

Date of reporting period: 8/31/2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                     as of August 31, 2016 (Unaudited)

Deutsche MLP & Energy Infrastructure Fund

	Shares	Value ($)
Long Positions 102.5%
Master Limited Partnerships 79.8%
Crude Oil & Refined Products 32.7%
Fairway Energy LP (Units), 144A*	10,000	91,899
Magellan Midstream Partners LP	6,400	450,112
MPLX LP	9,044	299,628
Phillips 66 Partners LP	2,329	115,216
Shell Midstream Partners LP	10,900	332,123
Sunoco Logistics Partners LP	10,900	322,640
		1,611,618
Diversified Midstream 21.7%
Enbridge Energy Partners LP	18,800	437,288
Energy Transfer Partners LP	1,735	69,296
Enterprise Products Partners LP	17,805	470,052
Plains All American Pipeline LP	3,300	92,598
		1,069,234
Fee-based Gathering & Processing 5.8%
PennTex Midstream Partners LP (a)	17,561	286,244
Natural Gas Pipelines & Storage 19.6%
Columbia Pipeline Partners LP	13,900	188,623
Dominion Midstream Partners LP	7,568	192,681
EQT Midstream Partners LP	3,263	256,505
Spectra Energy Partners LP	7,121	324,931
		962,740
Total Master Limited Partnerships (Cost $3,738,160)		3,929,836
Common Stocks 16.8%
Diversified Midstream
Enbridge Income Fund Holdings, Inc.	11,429	274,438
Kinder Morgan, Inc. (a)	15,285	333,977
Pembina Pipeline Corp.	7,264	218,574
Total Common Stocks (Cost $731,788)		826,989
Cash Equivalents 5.9%
Deutsche Central Cash Management Government Fund, 0.38% (b) (Cost $291,334)	291,334	291,334
	% of Net Assets	Value ($)

Total Long Positions (Cost $4,761,282) †	102.5	5,048,159
Other Assets and Liabilities, Net	3.2	158,370
Securities Sold Short	(5.7)	(282,385)

Net Assets	100.0	4,924,144

†	The cost for federal income tax purposes was $4,789,562. At August 31, 2016, net unrealized appreciation for all securities based on tax cost was $258,597. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $366,930 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $108,333.

	Shares	Value ($)
Common Stocks Sold Short 5.7%
Crude Oil & Refined Products 3.5%
SemGroup Corp. "A"	5,600	174,160
Fee-based Gathering & Processing 2.2%
Enlink Midstream LLC	6,500	108,225
Total Common Stocks Sold Short (Proceeds $186,030)		282,385

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
*	Non-income producing security.
(a)	All or a portion of these securities are pledged as collateral for short sales.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2016 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Master Limited Partnerships (c)	$3,837,937	$—	$91,899	$3,929,836
Common Stocks (c)	826,989	—	—	826,989
Short-Term Investments	291,334	—	—	291,334
Total	$4,956,260	$—	$91,899	$5,048,159
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short, at value (c)	$282,385	$—	$—	$282,385
Total	$282,385	$—	$—	$282,385

There have been no transfers between fair value measurement levels during the period ended August 31, 2016.
(c)	See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Master Limited Partnership
Balance as of November 30, 2015	$88,081
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	3,818
Amortization premium/discount	—
Purchases	—
(Sales)	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of August 31, 2016	$91,899
Net change in unrealized appreciation (depreciation) from investments still held at August 31, 2016	$3,818

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value at 8/31/2016	Valuation Technique	Unobservable Input
Master Limited Partnership: Crude Oil & Refined Products	$91,899	Market Approach	Last Traded Price Adjusted for Proxy

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include the last traded price on the Exchange adjusted for proxy (the movement in a comparable securities index). A significant change between last traded price, adjusted for proxy, and the price of the security based on current trading on the securities exchange could result in a material change in the fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche MLP & Energy Infrastructure Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 21, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 21, 2016